Exhibit 99.1

XL Fleet and eNow Announce Partnership to Electrify Refrigerated Trailers

Development and supply agreement enables XL Fleet to provide battery and power electronics systems for eNow’s innovative electrified refrigerated trailer solution

Next generation electrified refrigerated trailers reduce diesel fuel usage and can deliver lower total cost of ownership

XL Fleet invests in eNow, Inc. to support commercialization of new Class 8 product line

Partnership bolsters XL Fleet’s Electrification-as-a-Service strategy by expanding market opportunity for its electrified powertrain and charging solutions through financed clean infrastructure offerings

BOSTON, July 21, 2021 – XL Fleet Corp. (NYSE: XL) (“XL Fleet” or the “Company”), a leader in vehicle electrification solutions for commercial and municipal fleets, today announced a battery and power electronics development and supply agreement and investment in eNow, Inc. (“eNow”), a provider of solar and battery power systems that enable fully-electric Transport Refrigeration Units (eTRUs) for Class 8 commercial trailers. Under the terms of the agreement, XL Fleet will supply battery and power electronics systems for the first 1,000 units of eNow’s electrified refrigerated trailer solutions.

eNow has pioneered the development of mobile solar battery-charging systems to the commercial fleet market since 2011. eNow’s patented solar systems efficiently capture the sun’s energy with roof mounted solar modules, and then store the energy in auxiliary batteries used to power lift gates, in-cab HVAC, refrigeration, telematics and other hotel loads such as appliances and lighting. eNow has established itself in a favorable pre-market position to deliver emission-free eTRUs for commercial trailers in the U.S.

Partnership with eNow

XL Fleet’s partnership with eNow accelerates and expands the Company’s existing market opportunity into Class 8 trailers. Approximately 50,000 new diesel-powered refrigerated trailers are sold annually in the U.S., reflecting a multi-billion-dollar potential total addressable market for all-electric solutions. Each conventional diesel power refrigerated trailer can use as much diesel as a delivery truck uses in a day, so there are large opportunities for diesel and emissions savings with electrified refrigerated trailers. Additionally, the partnership enhances XL Fleet’s strategic position to collaborate with important Class 8 transportation customers, providing potential cross-selling opportunities for XL Fleet’s integrated solutions offering, including electrified powertrains and XL Grid charging infrastructure.

XL Fleet and eNow are collaborating on the design and development of the system that will power eTRU’s, as a replacement for conventional diesel-powered systems. XL Fleet is developing the high-capacity integrated lithium-ion battery and power electronics technology that will be installed underfloor of the Class 8 trailer, providing approximately 12 hours or more of run time between charges. eNow will integrate this system into its architecture, including solar panels mounted on the roof of the trailer to maintain the battery charge and extend operation. Currently available 480V 3 phase shore power will be used for charging of the batteries and powering of the eTRU when idle or during loading and unloading of the trailer. The system will be equipped with a thermal management system to enable year-round operation across North America. XL Grid will support customers that require new charging or expanded charging infrastructure, or energy solutions. This partnership also builds on XL Fleet’s promise of delivering Electrification-as-a-Service, by giving customers the opportunity to finance or lease the refrigerated trailers and related infrastructure.

eTRUs deliver a lower total cost of ownership and are more environmentally friendly than diesel powered units currently serving the majority of the market today. eTRUs can be hauled by traditional internal combustion engine or electrified tractors, as a way for fleet managers to immediately and significantly reduce emissions. XL Fleet and eNow expect to deliver initial eTRUs beginning in the first half of 2022 to customers in industries including food retail, manufacturing and distribution.

eNow Investment

Concurrent with the agreement, XL Fleet invested $3 million in convertible notes. Additionally, XL Fleet has the right to acquire eNow at a pre-determined valuation.

Management Commentary

“Our partnership and associated investment is consistent with our fleet electrification strategy, and provides us with efficient access to a large market with significant growth potential, while opening new doors for additional opportunities to provide our integrated fleet electrification and XL Grid solutions to Class 8 fleets,” said Tod Hynes, Founder and President of XL Fleet.

“We have been collaborating with eNow on critical engineering elements of this exciting next generation electrified refrigerated trailer offering for some time now, and continue to be impressed by the team’s technology, ingenuity and shared passion for sustainability,” said Dimitri Kazarinoff, CEO of XL Fleet.

“XL Fleet’s mission to help corporations and their fleets lower operating costs while supporting sustainability goals aligns closely with ours,” said Jeff Flath, President & CEO at eNow. “This partnership will change the way the transportation industry thinks about energy and refrigerated transportation, as together we will offer the most advanced renewable power systems for reefer trailers, coupled with charging infrastructure, to eliminate a major source of diesel fuel consumption and emissions for fleets.”

About XL Fleet Corp.

XL Fleet is a leading provider of vehicle electrification solutions for commercial and municipal fleets in North America, with more than 150 million miles driven by customers such as The Coca-Cola Company, Verizon, Yale University and the City of Boston. XL Fleet’s hybrid and plug-in hybrid electric drive systems can increase fuel economy up to 25-50 percent and reduce carbon dioxide emissions up to 20-33 percent, decreasing operating costs and meeting sustainability goals while enhancing fleet operations. XL Fleet’s plug-in hybrid electric drive system was named one of TIME magazine’s best inventions of 2019. For additional information, please visit www.xlfleet.com.

About eNow

eNow is a clean-technology company and pioneer of renewable energy systems for heavy-duty trucks and trailers. eNow’s award-winning systems use a combination of green power sources, including solar, to reduce CO2 emissions and cut fuel and maintenance costs of reefer trailers by 30-50%. eNow’s patented systems provide significant ROI while helping companies offset regulatory requirements and meet their ESG goals. HDT magazine named eNow’s All-Electric Solar-based Rayfrigeration™ System a “Top 20 for 2021” product. Since 2011, eNow has also deployed over 4,500 units of its solar based systems to help fleets cut costs and maintain auxiliary batteries for liftgates, eAPUs (in-cab HVAC), telematics and other applications. For additional information please visit www.enowenergy.com

Forward Looking Statements

Certain statements in this press release may constitute “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of management and are not predictions of actual performance. Forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements, including but not limited to failure to realize the anticipated benefits from the business combination; the effects of pending and future legislation; the highly competitive nature of the Company’s business and the commercial vehicle electrification market; litigation, complaints, product liability claims and/or adverse publicity; cost increases or shortages in the components or chassis necessary to support the Company’s products and services; the introduction of new technologies; the impact of the COVID-19 pandemic on the Company’s business, results of operations, financial condition, regulatory compliance and customer experience; the potential loss of certain significant customers; privacy and data protection laws, privacy or data breaches, or the loss of data; general economic, financial, legal, political and business conditions and changes in domestic and foreign markets; the inability to convert its sales opportunity pipeline into binding orders; risks related to the rollout of the Company’s business and the timing of expected business milestones; the effects of competition on the Company’s future business; the availability of capital; and the other risks discussed under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K filed on March 31, 2021, as amended and supplemented by the 10-K/A filed May 17, 2021, and other documents that the Company files with the SEC in the future. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. These forward-looking statements speak only as of the date hereof and the Company specifically disclaims any obligation to update these forward-looking statements.

# # #

XL Fleet Media Contact:

PR@xlfleet.com

XL Fleet Investor Contact:

xlfleetIR@icrinc.com